                                                                EXHIBIT 10.138

                                        |=====================================|
                                        |              CONFIDENTIAL           |
                                        |     CERTAIN INFORMATION HAS BEEN    |
                                        |                REDACTED.            |
                                        |   CONFIDENTIAL TREATMENT REQUIRED.  |
                                        |=====================================|


     THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR
 AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AS TO THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION. THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE
   SUBJECT TO RESTRICTIONS ON TRANSFER, INCLUDING ANY SALE, PLEDGE OR OTHER
     HYPOTHECATION, SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND INTEL CORPORATION, A COPY OF WHICH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN
REQUEST MADE BY THE HOLDER OF RECORD OF THIS INSTRUMENT TO THE SECRETARY OF THE
                  COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.


                             STOCK RIGHTS AGREEMENT
                             ----------------------


          This STOCK RIGHTS AGREEMENT is dated as of October 19, 1998 (this "Agreement") and entered into by and between Micron Technology, Inc., a Delaware
----------
corporation (the "Company"), and Intel Corporation, a Delaware corporation
                  -------
("Intel").  All capitalized terms used but not defined herein shall have the
-------
meanings ascribed to them in the Securities Purchase Agreement (as hereinafter defined).

          WHEREAS, pursuant to a Securities Purchase Agreement, dated as of October 15, 1998 (the "Securities Purchase Agreement"), by and between the
                       -----------------------------
Company and Intel, the Company is issuing and selling to Intel, in consideration of the payment of five hundred million dollars ($500 million), certain stock rights, which provide Intel the right to acquire, for no additional consideration, shares of Class A Common Stock or Common Stock of the Company;

          WHEREAS, the Company proposes to issue to Intel certain rights (the "Rights") to purchase up to an aggregate of 15,810,277 shares (subject to
-------
adjustment) of Class A Common Stock or Common Stock (the shares of Class A Common Stock, Common Stock and other securities issuable upon exercise of the Rights being referred to herein as the "Rights Shares"); and
                                        -------------

          WHEREAS, the Company and Intel are concurrently entering into a Securities Rights and Restrictions Agreement, dated as of the date hereof (the "Rights and Restrictions Agreement"), pursuant to which the Company and Intel
----------------------------------
have agreed, among other things, to certain rights and restrictions with respect to the transfer of the Rights and Rights Shares.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:


[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   CONFIDENTIAL
                                                                   ------------

          SECTION 1.   Rights Certificates.  The Company will issue and deliver
                       -------------------
to Intel a certificate or certificates evidencing the Rights (the "Rights
                                                                   ------
Certificates") pursuant to and in accordance with the terms of the Securities
------------
Purchase Agreement. Such certificate or certificates shall be substantially in the form set forth as Exhibit A attached hereto. Rights Certificates shall be
                      ---------
dated the date of issuance by the Company.

          SECTION 2.  Execution of Rights Certificates.  Rights Certificates
                      --------------------------------
shall be signed on behalf of the Company by its Chief Executive Officer, President or a Vice President and attested by its Secretary or an Assistant Secretary.

          SECTION 3.   Registration.  The Company shall number and register the
                       ------------
Rights Certificates in a register (the "Rights Register") as they are issued.
                                        ---------------
The Company may deem and treat the registered holder(s) from time to time of the Rights Certificates (the "Holders") as the absolute owner(s) thereof
                          -------
(notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary. The Rights shall be registered initially in such name or names as Intel shall designate.

          SECTION 4.  Restrictions on Transfer; Registration of Transfers and
                      -------------------------------------------------------
Exchanges.  Subject to any applicable conditions to transfer contained in the
---------
Securities Purchase Agreement or the Rights and Restrictions Agreement, the Company shall from time to time register the transfer of any outstanding Rights Certificates in the Rights Register to be maintained by the Company upon surrender of the Rights Certificates accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to the Company, duly executed by the registered holders thereof, the duly appointed legal representative thereof or a duly authorized attorney. Upon any such registration of transfer, a new Rights Certificate shall be issued to the transferee holder(s) and the surrendered Rights Certificate shall be canceled and disposed of by the Company.

          No person or entity holding Rights may transfer, sell, assign, devise or bequeath any of such holder's interest in his or its Rights, and the Company shall not register the transfer of such Rights, whether by sale, assignment, gift, devise, bequest, appointment or otherwise, except to a Permitted Transferee (as defined below) of such holder. For purposes of this Section 4, the term "Permitted Transferee" shall mean (i) the Company, (ii) a Qualified
          --------------------
Subsidiary(provided that if at any time such Qualified Subsidiary ceases to be a Qualified Subsidiary such Rights will automatically convert into Common Stock ) or (iii) Intel. Each Right shall automatically be exchanged for shares of Common Stock at the then effective Exchange Ratio upon the transfer by any holder of a Right to a person or entity who is not a Permitted Transferee. Notwithstanding anything to the contrary set forth herein, the transfer agent shall not be required to register the transfer of such Rights or the Common Stock into which they are automatically exchanged unless concurrently with such transfer the certificate representing such Rights to be so transferred shall be surrendered and exchanged for a certificate representing the applicable number of shares of Common Stock into which such Rights are automatically exchanged by virtue of such transfer.

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   CONFIDENTIAL
                                                                   ------------

          SECTION 5.  Exercise of Rights.  Subject to the terms of this
                      ------------------
Agreement, each holder of a Rights Certificate shall have the right, which may be exercised commencing the date hereof and until 5:00 p.m., California time, on December 31, 2058 (the "Expiration Date") to receive from the Company the number
                        ---------------
of fully paid and nonassessable Rights Shares (and such other consideration) which the holder may at the time be entitled to receive on exercise of such Rights. Any Rights not exercised prior to 5:00 p.m., California time, on the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. The amounts payable to the Company under the Securities Purchase Agreement shall be the exercise price of the Rights, and no additional consideration is payable upon exercise of the Rights.

          Rights may be exercised upon surrender to the Company at its office designated for such purpose (as provided in Section 13 hereof) of the Rights Certificate or Certificates to be exercised with the exercise notice attached thereto duly filled in and signed.

          Subject to the provisions of Section 8 hereof, upon such surrender of Rights Certificates in accordance with the terms hereof, the Company shall issue and cause to be delivered, as promptly as practicable, to or upon the written order of the holder and in such name or names as such holder may designate a certificate or certificates for the number of full Rights Shares issuable upon the exercise of such Rights (and such other consideration as may be deliverable upon exercise of such Rights) and cash for fractional Rights Shares as provided in Section 7 hereof. The certificate or certificates for such Rights Shares shall be deemed to have been issued and the person so named therein shall be deemed to have become a holder of record of such Rights Shares as of the date of the surrender of such Rights, irrespective of the date of delivery of such certificate or certificates for Rights Shares (the "Exercise Date").
                                                    -------------

          Each Rights Certificate shall be exercisable, at the election of the holder thereof, either in full or from time to time in part. In the event that a Rights Certificate is exercised in respect of fewer than all of the Rights Shares issuable on such exercise at any time prior to the date of expiration of the Rights, a new certificate evidencing the remaining Rights will be issued and delivered pursuant to the provisions of this Section 5 and Section 2 hereof.

          All Rights Certificates surrendered upon exercise of Rights shall be canceled and disposed of by the Company. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders during normal business hours at its office.

          Notwithstanding the above, Rights may not be exercised for Common Stock unless and until the holder shall submit to the Company either evidence of compliance with the filing requirements of the HSR Act or a certificate of an officer of the holder to the effect that the acquisition of Common Stock upon exercise of the Rights does not require any filing under the HSR Act.

          In the event that a Qualified Subsidiary that is a holder of Rights ceases at any time to be a Qualified Subsidiary, the Rights so held shall represent only the right to receive the

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   CONFIDENTIAL
                                                                   ------------

Common Stock in to which they are exchangeable, and the Company shall deliver the shares of Common Stock issuable upon exchange thereof upon (i) surrender of the Rights Certificates to the Company, (ii) if required, the holder furnishing appropriate endorsements and transfer documents, and (iii) if required by
Section 8, payment of all transfer and similar taxes if the shares of Common Stock are not being issued to the holder.

          SECTION 6.  Automatic Exchange of Rights.
                      ----------------------------

          Upon creation of the Class A Common Stock and approval of the issuance of the shares of Class A Common Stock by the Board of Directors of the Company, and without any further action by the Company or Intel, the Rights shall become exchangeable for and shall only represent the right to receive shares of Class A Common Stock at the Exchange Ratio (as defined below) then in effect. The Company shall provide written notice to Intel when the conditions set forth in the previous sentence have been satisfied (the date of such notice is hereinafter referred to as the "Exchange Date"). On the Exchange Date, the
                                -------------
Rights shall represent only the right to receive the Class A Common Stock into which they are exchangeable, and the Company shall deliver the shares of Class A Common Stock issuable upon exchange thereof upon (i) surrender of the Rights Certificates to the Company, (ii) if required, the holder furnishing appropriate endorsements and transfer documents, and (iii) if required by Section 8, payment of all transfer or similar taxes, if the shares being issued are not being issued to the holder or a Qualified Subsidiary.

          SECTION 7. Number of Rights; Adjustments to Rights; Dividends;
                     ---------------------------------------------------
Fractional Rights Shares.
------------------------

     (a)  Exchange Ratio. Each Right represents the right to receive one share
          --------------
of Class A Common Stock or Common Stock, as adjusted in the manner provided below ("Exchange Ratio").
        --------------

     (b)  Fractional Shares.  No fractional shares of Class A Common Stock or
          -----------------
Common Stock shall be issued upon conversion or exercise of Rights. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the then fair market value of one share of Common Stock, as determined in good faith by the Board of Directors. The Company shall, as soon as practicable thereafter, cause its transfer agent to issue and deliver at such office to such holder of Rights Certificates or to such holder's nominee or nominees, a certificate or certificates for the number of shares of Class A Common Stock or Common Stock, as the case may be, to which such holder or such holder's nominee shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. The person or persons entitled to receive the shares of Class A Common Stock or Common Stock issuable upon exchange or exercise of Rights shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock or Common Stock on the Exercise Date or the Exchange Date, as the case may be.

     (c)  Adjustment for Stock Splits, etc.  In case of any subdivision (by
          --------------------------------
stock split, stock dividend or otherwise) of the Common Stock or any combination of the Class A Common

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   CONFIDENTIAL
                                                                   ------------

Stock (by reverse stock split or otherwise), the Exchange Ratio shall be proportionately increased, and conversely in the case of combination of the Common Stock (by reverse stock split or otherwise) or any subdivision of the Class A Common Stock (by stock split, stock dividend or otherwise), the Exchange Ratio shall be proportionately decreased, with such adjustment to the Exchange Ratio to be effective immediately after the opening of business on the day following the day which such subdivision or combination, as the case may be, becomes effective. In case of any reorganization, reclassification or change of shares of the Class A Common Stock or Common Stock (other than a change in par value or from par value to no par value as a result of a subdivision or combination), or in the case of any consolidation of the Company with one or more corporations or a merger of the Company with another corporation (other than a consolidation or merger in which the Company is the resulting or surviving corporation and which does not result in any reclassification or change of outstanding shares of Class A Common Stock or Common Stock), provision shall be made so that each holder of a Right shall have the right at any time thereafter as nearly as practicable, so long as the exercise or exchange rights hereunder with respect thereto would exist had such event not occurred, to exercise or exchange such Right into the kind and amount of shares of stock and other securities and properties (including cash) receivable upon such reorganization, reclassification, change, consolidation or merger by a holder of the number of shares of Class A Common Stock or Common Stock into which the Rights might have been converted immediately prior to such reorganization, reclassification, change, consolidation or merger. In the event of such a reorganization, reclassification, change, consolidation or merger, effective provision shall be made in the certificate of incorporation of the resulting or surviving corporation or otherwise for the protection of the exercise or exchange rights of the holders of Rights that shall be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property (including cash) deliverable upon exercise or exchange of the Rights that might have been issued immediately prior to such event.

     (d)  Dividends.  In the event that the Company declares a dividend or other
          ---------
distribution in respect of its Common Stock (other than a dividend payable in shares of Common Stock), the holders of Rights hereunder shall be entitled to receive such dividend or distribution as if the Rights had been exercised or converted immediately prior to the record date for such dividend or distribution.

     (e)  Special Conversion Adjustments. The number of shares of Class A Common
          ------------------------------
Stock or Common Stock receivable upon exercise or exchange of a Right shall be adjusted in the event that the Company fails to achieve any one or more of the Qualified Expenditures Milestone, the First Minimum Production Milestone or the Second Minimum Production Milestone on the applicable milestone dates in the manner described below. On or prior to twenty five (25) days after an applicable milestone date, the Company shall deliver to Intel a certificate of an executive officer of the Company certifying whether the applicable milestone has been achieved, and if such milestone has not been achieved, such additional data (including, but not limited to the amount of Qualified Expenditures made and actual RDRAM production during the applicable period) required to calculate the appropriate conversion adjustment. Upon receipt of such certificate with the required information, Intel shall have thirty (30) days in which

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   CONFIDENTIAL
                                                                   ------------

to notify the Company in writing of its irrevocable election to exercise a Special Conversion Adjustment. If Intel has not provided an irrevocable written notice electing to exercise a Special Conversion Adjustment within the such period, then no there shall be no Special Conversion Adjustment with respect to the applicable milestone. Except as specifically provided herein, the failure to exercise a Special Conversion Adjustment with respect to one milestone shall not impair Intel's ability to exercise a Special Conversion Adjustment with respect to the failure to achieve a different milestone.

     (f)  Postponement of Milestone Dates; Modification of Milestones. (i) In
          -----------------------------------------------------------
the event that the Company's ability to achieve the Qualified Expenditure Milestone by the Qualified Expenditures Milestone Date is significantly impaired by events or circumstances outside of its control, such as Force Majeure or limited availability of required equipment or materials, the milestone date will be appropriately postponed.

     (ii) In the event that (A) the Company fails to achieve either the First Minimum Production Milestone or the Second Minimum Production Milestone as a result of [*], the First Minimum Production Milestone or the Second Minimum Production Milestone shall be either postponed or waived, respectively, as appropriate. In addition, if on the Maximum FGI Date, the RDRAM device finished goods inventory of the Company and its subsidiaries exceeds the Maximum FGI, the Second Minimum Production Milestone will be modified, as appropriate.

     (iii) In the event of the occurrence of any of the foregoing events or circumstances, as a result of which either a milestone date or milestone is to be postponed, waived or modified, no Special Conversion Adjustment shall occur as a result of the failure to achieve the applicable milestone by the applicable milestone date, unless and until the Company and Intel shall have agreed upon the appropriate postponement, waiver or modification. Notwithstanding the above, upon such agreement, the Special Conversion Adjustment shall be applied as of the agreed upon date, notwithstanding that such agreement is reached after such date. If no agreement can be reached, the dispute will be settled in accordance with Section 8.12 of the Securities Purchase Agreement.

     (g)  Failure to Achieve Qualified Expenditures Milestone.  Subject to the
          ---------------------------------------------------
provisions hereof;

          (i) If the Company fails to make at least the Minimum Qualified Expenditures on or prior to the Qualified Expenditures Milestone Date, the Exchange Ratio shall be adjusted by multiplying the current Exchange Ratio by a fraction, the numerator of which shall be the Initial Purchase Price and the denominator of which shall be the greater of (i) the average closing sales price on the New York Stock Exchange for the Common Stock during the 20 trading day period ending two trading days prior to the Qualified Expenditures Milestone Date, or (ii) 50% of the Initial Purchase Price.

          (ii) If the Company makes Qualified Expenditures of more than the Minimum Qualified Expenditures but less than the Required Qualified Expenditures on or prior to the

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   CONFIDENTIAL
                                                                   ------------

Qualified Expenditures Milestone Date, the Exchange Ratio shall be increased. The amount of the increase in the Exchange Ratio (expressed as a decimal) shall be determined by first (w) dividing the Initial Purchase Price by the greater of
(i) the average closing sales price on the New York Stock Exchange for the Common Stock during the 20 trading day period ending two trading days prior to the applicable milestone date, or (ii) 50% of the Initial Purchase Price, then
(x) subtracting 1.0 from the result, then (y) multiplying this result by a fraction, the numerator of which shall be (A) the Required Qualified Expenditures minus (B) the amount of Qualified Expenditures and the denominator of which shall be the Required Qualified Expenditures, and (z) dividing the result by 2. The new Exchange Ratio shall then be the result of the above calculation plus the prior Exchange Ratio.

     (h)  Failure to Achieve First Minimum Production Milestone.  Subject to the
          -----------------------------------------------------
provisions hereof, if the Company fails to achieve the First Minimum Production Milestones the increase in the Exchange Ratio (expressed as a decimal) shall be determined by first (w) dividing the Initial Purchase Price by the greater of
(i) the average closing sales price on the New York Stock Exchange for the Common Stock during the 20 trading day period ending two trading days prior to the applicable milestone date, or (ii) 50% of the Initial Purchase Price, then
(x) subtracting 1.0 from the result, then (y) multiplying this result by a fraction, the numerator of which shall be the First Minimum Required Production for the quarter minus the actual RDRAM production achieved during the quarter and the denominator of which shall be the First Minimum Required Production for the quarter, and (z) dividing the result by 2. The new Exchange Ratio shall then be the result of the above calculation plus the prior Exchange Ratio.

     (i)  Failure to Achieve Second Minimum Production Milestone. Subject to the
          ------------------------------------------------------
provisions hereof, if the Company fails to achieve the Second Minimum Production Milestone the increase in the Exchange Ratio (expressed as a decimal) shall be determined by first (w) dividing the Initial Purchase Price by greater of (A) the average closing sales price on the New York Stock Exchange for the Common Stock during the 20 trading day period ending two trading days prior to the applicable milestone date, or (ii) 50% of the Initial Purchase Price, then (x) subtracting 1.0 from the result, then (y) multiplying this result by a fraction, the numerator of which shall be the Second Minimum Required Production for the quarter minus the actual RDRAM production achieved during the quarter and the denominator of which shall be the Second Minimum Required Production for the quarter and (z) dividing the result by 2. The new Exchange Ratio shall then be the result of the above calculation plus the prior Exchange Ratio.

     (j)  Multiple Special Conversion Adjustments.  If more than one Special
          ---------------------------------------
Conversion Adjustment occurs, subsequent Special Conversion Adjustments shall be calculated as provided herein, but only the number of additional shares in excess of the number issuable using the initial Exchange Ratio (appropriately adjusted for stock splits, reclassifications, stock dividends, recapitalizations, combinations, or other similar events affecting the Common Stock after October 15, 1998) shall be issuable in respect of such subsequent Special Conversion Adjustment upon exercise of the Rights.

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   CONFIDENTIAL
                                                                   ------------

     (k)  Cash Option.  In lieu of all or a portion of a Special Conversion
          -----------
Adjustment, the Company may elect to make a cash payment in respect of all or a portion of the dollar amount of the Special Conversion Adjustment (such election to be made within five (5) business days of Intel's Special Conversion Adjustment election, and such amount shall be paid within five (5) business days of the Company's election). The dollar amount in respect of any Special Conversion Adjustment to be paid in cash shall be calculated by multiplying the additional shares issuable to Intel upon exercise of the Rights following the Special Conversion Adjustment by the average closing sales price on the New York Stock Exchange for the Common Stock during the 20 trading day period ending two trading days prior to the applicable milestone date.

      (l)  Limitations on Special Conversion Adjustments. Anything in Sections 7
           ---------------------------------------------
(h) and (j) to the contrary notwithstanding, no Special Conversion Adjustment will be made for failure to achieve the First Minimum Production Milestone or Second Minimum Production Milestone if a Special Conversion Adjustment election pursuant to Section 7(g)(i) above is made by Intel. In addition, anything in
Section 3(e) through 3(j) notwithstanding, Special Conversion Adjustments will be limited, and not given effect, to the extent required to ensure (1) that the value of additional shares of Common Stock and other securities or property and any related payments (including payments in lieu of adjustments pursuant to Section 7(k) hereof) issued or issuable or payable as a result of such adjustments does not exceed the Maximum Adjustment Amount (with the value of such additional shares, securities and property measured as of the milestone date with respect to the applicable Special Conversion Adjustments resulting in such additional shares, securities or property and any related payments, which, in the case of the Common Stock, shall be based on the average closing sales price on the New York Stock Exchange for the Common Stock during the 20 trading day period ending two trading days prior to the milestone date corresponding to such Special Conversion Adjustment); and (2) the aggregate conversion price adjustments and any related payments does not exceed the lesser of (i) the Maximum Percentage or (ii) the Maximum Shares.

     (m)  Audit.  The Company will maintain relevant records to support all
          -----
Qualified Expenditures and Production milestones. Such records will be retained in accordance with the Company's normal record retention policies. Upon written request, the Company will make available to Intel documents and other information that are reasonably necessary to verify the Company's compliance with the terms of this Agreement; provided that Intel enters into an agreement with the Company to maintain in confidence the Company's confidential information disclosed pursuant to the audit, to the extent that existing agreements do not cover such information. Intel may also request in writing that an audit be performed by an independent auditor with respect to the Qualified Expenditures and Production milestones necessary to verify the Special Conversion Adjustments. If Intel elects to have such an audit performed, the Company will make available to such independent auditor, financial, technical and other information and records relevant to auditing the Qualified Expenditures and Production milestones in order to verify the Special Conversion Adjustments that may be reasonably requested by such independent auditor. The independent auditor selected shall be mutually acceptable to Intel and the Company and compensated by Intel. Prior to beginning such audit or receiving such information, the independent auditor will enter into an agreement with the

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   CONFIDENTIAL
                                                                   ------------

Company to maintain in confidence the Company's confidential information. The Company shall cooperate with the independent auditor in responding to requests for the Company information and records. The independent auditor will promptly conduct and issue a report to the Company and Intel. If the independent auditor determines that the Company has failed to comply with any of the terms hereof being audited, such independent auditor shall only disclose to Intel and the Company the results of the audit without revealing the Company's confidential information. If the independent auditor determines that a further Special Conversion Adjustment is required hereunder, such auditor shall only disclose in its audit report to the Company and Intel the (i) amount of the additional Special Conversion Adjustment that is required hereunder; and (ii) a calculation as to how such amounts were actually determined, if applicable.

     (n)  Rights Certificates Following Adjustments.  Irrespective of any
          -----------------------------------------
adjustments in the number or kind of shares issuable upon the exercise or conversion of the Rights, Rights theretofore or thereafter issued may continue to express the same number and kind of shares as are stated in the Rights Certificate initially issuable pursuant to this Agreement.

          SECTION 8.  Payment of Taxes.  The Company will pay all documentary
                      ----------------
stamp taxes and other governmental charges (excluding all foreign, federal or state income, franchise, property, estate, inheritance, gift or similar taxes) in connection with the issuance or delivery of the Rights hereunder, as well as all such taxes attributable to the initial issuance or delivery of Rights Shares upon the exercise or exchange of Rights. The Company shall not, however, be required to pay any tax that may be payable in respect of any subsequent transfer of the Rights or any transfer involved in the issuance and delivery of Rights Shares in a name other than that in which the Rights to which such issuance relates were registered, and, if any such tax would otherwise be payable by the Company, no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax, or it is established to the reasonable satisfaction of the Company that any such tax has been paid.

          SECTION 9.  No Redemption.  The Rights shall not be redeemable.
                      -------------

          SECTION 10.  Mutilated or Missing Rights Certificates.  If a mutilated
                       ----------------------------------------
Rights Certificate is surrendered to the Company, or if the holder of a Rights Certificate claims and submits an affidavit or other evidence satisfactory to the Company to the effect that the Rights Certificate has been lost, destroyed or wrongfully taken, the Company shall issue a replacement Rights Certificate. If required by the Company, such holder must provide an indemnity bond, or other form of indemnity, sufficient in the judgment of the Company to protect the Company from any loss which it may suffer if a Rights Certificate is replaced. If Intel or any other institutional holder (or nominee thereof) is the owner of any such lost, stolen or destroyed Rights Certificate, then the affidavit of an authorized officer of such owner, setting forth the fact of loss, theft or destruction and of its ownership of the Rights Certificate at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no further indemnity shall be required as a condition to the execution and delivery of a new Rights Certificate other than the unsecured written agreement of such owner to indemnify the Company from any loss which it may suffer if a Rights Certificate is replaced.

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   CONFIDENTIAL
                                                                   ------------

          SECTION 11.  Reservation of Rights Shares.  The Company shall at all
                       ----------------------------
times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Class A Common Stock (when authorized for issuance in the Company's Certificate of Incorporation) and Common Stock, for the purpose of enabling it to satisfy any obligation to issue Rights Shares upon exercise or exchange of Rights, the maximum number of shares of Class A Common Stock or Common Stock which may then be deliverable upon the exercise or exchange of all outstanding Rights. To the extent that the Rights Shares are listed on any national securities exchange, the Company shall use commercially reasonable efforts to cause all such securities issued or reserved for issuance to be listed on such exchange upon official notice of issuance.

          The Company or, if appointed, the transfer agent for the Common Stock and each transfer agent for any shares of the Company's capital stock issuable upon the exercise or exchange of any of the Rights (collectively, the "Transfer
                                                                       --------
Agent") will be irrevocably authorized and directed at all times to reserve such
-----
number of authorized shares as shall be required for such purpose. The Company shall keep a copy of this Agreement on file with any such Transfer Agent. The Company will supply any such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available all other consideration that may be deliverable upon exercise or exchange of the Rights. The Company will furnish any such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each holder pursuant to Section 12 or Section 13 hereof.

          The Company covenants that all Rights Shares and other capital stock issued upon exercise of Rights will, upon issuance thereof, be validly authorized and issued, fully paid, nonassessable, free of preemptive rights and free, subject to Section 8 hereof, from all taxes, liens, charges and security interests with respect to the issue thereof.

          SECTION 12.  Notices to Rights Holders.  Upon any event affecting the
                       -------------------------
number of shares of Class A Common Stock or Common Stock receivable upon exercise or exchange of Rights, the Company shall promptly thereafter give to each of the holders at its address appearing on the Rights Register written notice of such events and the effect thereof on the Rights and the Rights Shares in accordance with the provisions of this Section 12. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 12. The Company shall also provide notice to the holders of Rights of record dates or events with respect to which notice is given to other stockholders of the Company. Such notice shall be given at the same time as notice is given to other stockholders. The failure to give the notice required by this Section 12 or any defect therein shall not affect the legality or validity of any distribution, right, option, rights, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up or the vote on any action.

          Nothing contained in this Agreement or in any Rights Certificate shall be construed as conferring upon the holders (prior to the exercise or exchange of such Rights) the right to vote, to consent or to receive notice as a stockholder in respect of the meetings of stockholders or the election of Directors of the Company or any other matter, or any rights

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   CONFIDENTIAL
                                                                   ------------

whatsoever as stockholders of the Company; provided, however, that nothing in the foregoing provision is intended to detract from any rights explicitly granted to any holder hereunder.


          SECTION 13. Notices to the Company and Rights Holders. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be delivered to the other party (a) in person; (b) by facsimile to the address and number set below, when promptly followed up by another of the delivery methods permitted by this Section 13; (c) by U.S. mail, registered or certified, return receipt requested, postage prepaid and addressed to the other party as set forth below; or (d) by a national-recognized overnight delivery service that keeps records of deliveries and attempted deliveries (such as FedEx), postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

          To Intel:                           To the Company:

          Intel Corporation                   Micron Technology, Inc.
          2200 Mission College Blvd.          8000 S. Federal Way
          Santa Clara, CA 95052               P.O. Box 6
          Attn:  Treasury Portfolio Manager   Boise, Idaho 83716
                                              Attn: General Counsel
          Fax Number:  (408) 765-1859         Fax Number:  (208) 308-4509

          with copies to:

          Intel Corporation
          2200 Mission College Blvd.
          Santa Clara, CA 95052
          Attn:  General Counsel
          Fax Number:  (408) 765-6038

     A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 13 by giving the other party written notice of the new address in the manner set forth above.

          SECTION 14.  Successors.  All the covenants and provisions of this
                       ----------
Agreement by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

          SECTION 15.  Termination.  This Agreement shall terminate on the
                       -----------
Exchange Date, other than with respect to resolution of any audit performed pursuant to Section 7(m) of this Agreement relating to a milestone date occurring prior to the Exchange Date and the finalization of any related Special Conversion Adjustment, and the exchange of Rights Certificates for Rights Shares.

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   CONFIDENTIAL
                                                                   ------------

          SECTION 16.  Governing Law.  This Agreement shall be governed in all
                       -------------
respects by and construed in accordance with the laws of the State of Delaware without regard to provisions regarding choice of laws.

          SECTION 17.  Benefits of This Agreement; No Impairment.  Nothing in
                       -----------------------------------------
this Agreement shall be construed to give to any person or corporation other than the Company and the holders any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the holders. The Company shall not take any action which would have the effect of materially impairing the rights, privileges and preferences of the holders of the Rights set forth herein.

          SECTION 18.  Counterparts.  This Agreement may be executed in any
                       ------------
number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          SECTION 19.  Amendments and Waivers.  No provision of this Agreement
                       ----------------------
may be amended or waived except by an instrument in writing signed by the party sought to be bound; provided, that any amendment or waiver sought from the holders of any provision of this Agreement which affects holders generally shall be given by holders of at least a majority of the Rights outstanding (or, in the case of amendments or waivers affecting holders of Rights Shares generally, by holders of at least a majority of the Rights and Rights Shares, taken as one class, with each Right and each Rights Share representing the right to one vote). Any amendment or waiver so given shall be binding on all holders. No failure or delay by any party in exercising any right or remedy hereunder shall operate as a waiver thereof, and a waiver of a particular right or remedy on one occasion shall not be deemed a waiver of any other right or remedy or a waiver of the same right or remedy on any subsequent occasion.

          SECTION 20.  Legal Fees.  In the event of any action at law, suit in
                       ----------
equity or arbitration proceeding in relation to this Agreement or any units or securities of the Company issued or to be issued, the prevailing party, shall be paid by the other party a reasonable sum for attorney's fees and expenses for such prevailing party.

          SECTION 21.  Dispute Resolution.  The parties agree to negotiate in
                       ------------------
good faith to resolve any dispute between them regarding this Agreement. If the negotiations do not resolve the dispute to the reasonable satisfaction of both parties, then each party shall nominate one senior officer of the rank of Vice President or higher as its representative. These representatives shall, within thirty (30) days of a written request by either party to call such a meeting, meet in person and alone (except for one assistant for each party) and shall attempt in good faith to resolve the dispute. If the disputes cannot be resolved by such senior managers in such meeting, the parties agree that they shall, if requested in writing by either party, meet within thirty (30) days after such written notification for one day with an impartial mediator and consider dispute resolution alternatives other than litigation. If an alternative method of dispute resolution is not agreed upon within thirty (30) days after the one day mediation, either party may begin litigation proceedings. This procedure shall be a prerequisite before taking any additional action hereunder.

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   CONFIDENTIAL
                                                                   ------------

          SECTION 22.  Certain Definitions.
                       -------------------

     For purposes of this Agreement the following terms shall have the meanings set forth below.

     Capital Expenditures.  Capital Expenditures shall mean the sum of all
     --------------------
expenditures paid or, with respect to equipment that is in use, accrued that, in accordance with U.S. generally accepted accounting principles, should be included in or reflected by the property, plant or equipment or similar fixed asset account reflected in the balance sheet of the applicable person.

     First Minimum Production Milestone.  The First Minimum Production Milestone
     ----------------------------------
shall have the meaning ascribed to such term in the Securities Purchase
Agreement.

     First Minimum Required Production.  First Minimum Required Production shall
     ----------------------------------
have the meaning ascribed to such term in the Securities Purchase Agreement.

     First Production Milestone Date.  The First Production Milestone Date shall
     -------------------------------
have the meaning ascribed to such term in the Securities Purchase Agreement.

     Force Majeure.  Force Majeure shall mean an act of God, fire, flood,
     -------------
accident, riot war, government intervention, embargoes, strikes, labor difficulties, equipment failure, late delivery of supplies, supplier shortages or other difficulties which are beyond the reasonable control and without the fault or negligence of a party whose performance has been affected.

     Initial Purchase Price.  Initial Purchase Price shall mean $31.625,
     ----------------------
appropriately adjusted to reflect the effect of any stock splits, reclassifications, stock dividends, recapitalizations, combinations or other similar events affecting the Common Stock occurring after October 19, 1998.

     Maximum Adjustment Amount.  Maximum Adjustment Amount shall have the
     -------------------------
meaning ascribed to such term in the Securities Purchase Agreement.

     Maximum FGI.  Maximum FGI shall have the meaning ascribed to such term in
     -----------
the Securities Purchase Agreement.

     Maximum FGI Date.  Maximum FGI Date shall have the meaning ascribed to such
     ----------------
term in the Securities Purchase Agreement.

     Maximum Percentage.  Maximum Percentage shall have the meaning ascribed to
     ------------------
such term in the Securities Purchase Agreement.

     Maximum Shares.  Maximum Shares shall have the meaning ascribed to such
     --------------
term in the Securities Purchase Agreement.

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   CONFIDENTIAL
                                                                   ------------

     Minimum Qualified Expenditures.  Minimum Qualified Expenditures shall have
     ------------------------------
the meaning ascribed to such term in the Securities Purchase Agreement.

     Qualified Expenditures.  Qualified Expenditures shall have the meaning
     ----------------------
ascribed to such term in the Securities Purchase Agreement.

     Qualified Expenditures Milestone.  The Qualified Expenditures Milestone
     --------------------------------
means the expenditure of at least the Required Qualified Expenditures on or before the Qualified Expenditures Milestone Date.

     Qualified Expenditures Milestone Date.  The Qualified Expenditures
     -------------------------------------
Milestone Date shall have the meaning ascribed to such term in the Securities Purchase Agreement.

     Percentage Call on Capacity.  Percentage Call on Capacity shall  have the
     ---------------------------
meaning ascribed to such term in the Supply Agreement.

     Qualified Subsidiary.  Qualified Subsidiary shall have the meaning ascribed
     --------------------
to such term in the Securities Rights and Restrictions Agreement.

     Rambus.  Rambus means Rambus, Inc.  , a Delaware corporation, and any
     ------
successor to all or substantially all of Rambus Corporation's business (by acquisition or otherwise).

     RDRAM.  RDRAM shall have the meaning ascribed to such term in the
     -----
Securities Purchase Agreement.

     Required Qualified Expenditures.  Required Qualified Expenditures shall
     -------------------------------
have the meaning ascribed to such term in the Securities Purchase Agreement.

     Rights.   Rights shall have the meaning ascribed to such term in the Stock
     ------
Rights Agreement.

     Second Minimum Production Milestone.  The Second Minimum Production
     -----------------------------------
Milestone shall have the meaning ascribed to such term in the Securities Purchase Agreement.

     Second Minimum Required Production.  Second Minimum Required Production
     ----------------------------------
shall have the meaning ascribed to such term in the Securities Purchase
Agreement.

     Second Production Milestone Date.  The Second Production Milestone Date
     --------------------------------
shall have the meaning ascribed to such term in the Securities Purchase
Agreement.

     Securities Purchase Agreement.  Securities Purchase Agreement shall mean
     -----------------------------
that certain Securities Purchase Agreement, dated October 15, 1998, as amended from time to time, by and between the Corporation and Intel Corporation.

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   CONFIDENTIAL
                                                                   ------------

     Securities Rights and Restrictions Agreement.  Securities Rights and
     --------------------------------------------
Restrictions Agreement shall mean that certain Securities Rights and Restrictions Agreement, dated as of October 19, 1998, as amended from time to time, by and between the Corporation and Intel Corporation.

     Special Conversion Adjustment.  A Special Conversion Adjustment shall mean
     -----------------------------
an adjustment to the number of shares of Common Stock receivable upon conversion of Class A Common Stock, as provided in Section 7 hereof.

     Supply Agreement.  Supply Agreement shall mean that certain Supply
     ----------------
Agreement, dated as of October 19, 1998, as amended from time to time, by and between the Corporation and Intel Corporation.

     Volume Production.  Volume Production shall have the meaning ascribed to
     -----------------
such term in the Securities Purchase Agreement.

          SECTION 23.  Conversion Adjustment Examples.  For purposes of
                       ------------------------------
clarity of the Conversion Adjustment provisions of this Agreement, the parties have attached to this Agreement as Exhibit B several illustrative examples of the manner in which the Conversion Adjustment provisions of this Agreement will be applied to the specific examples presented.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


INTEL CORPORATION                   MICRON TECHNOLOGY, INC.

By:_____________________________      By:_____________________________
   Name:                                 Name:
   Title:                                Title:






                    {Signature Page to Stock Rights Agreement}





[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   CONFIDENTIAL
                                                                   ------------

                                   EXHIBIT A

                          [Form of Rights Certificate]


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AS TO THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION. THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFER, INCLUDING ANY SALE, PLEDGE OR OTHER HYPOTHECATION, SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND INTEL CORPORATION, A COPY OF WHICH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS INSTRUMENT TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.


No. __                                                             ______ Rights



                              RIGHTS CERTIFICATE

                            MICRON TECHNOLOGY, INC.


          This Rights Certificate certifies that ___________________, or registered assigns, is the registered holder of the number of Rights (the "Rights") set forth above to receive Class A Common Stock, $.10 par value per
-------
share (the "Class A Common Stock") or Common Stock, $.10 par value per share
            --------------------
(the "Common Stock"), of Micron Technology, Inc., a Delaware corporation (the
      ------------
"Company").  Each Right entitles the holder upon exercise or exchange to receive
--------
from the Company one fully paid and nonassessable share (subject to adjustment as provided in the Rights Agreement referred to below) of either Class A Common Stock or Common Stock (a "Rights Share"), upon surrender of this Rights
                          ------------
Certificate at the office of the Company designated for such purpose, but only subject to the conditions set forth herein and in the Rights Agreement referred to below. The number of Rights Shares issuable upon exercise or exchange of the

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   CONFIDENTIAL
                                                                   ------------

Rights are subject to adjustment upon the occurrence of certain events, as set forth in the Rights Agreement. The Rights are exercisable or exchangeable at any time prior to 5:00 p.m., California time, on December 31, 2058.

          The Rights evidenced by this Rights Certificate are part of a duly authorized issue of Rights, and are issued or to be issued pursuant to a Rights Agreement dated as of October 19, 1998 (the "Rights Agreement"), duly executed
                                             ----------------
and delivered by the Company, which Rights Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or
                                                                 -------
"holder" meaning the registered holders or registered holder) of the Rights.
-------
Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Rights Agreement. A copy of the Rights Agreement may be obtained by the holder hereof upon written request to the Company.

          The holder of Rights evidenced by this Rights Certificate may exercise or exchange such Rights under and pursuant to the terms and conditions of the Rights Agreement by surrendering this Rights Certificate, with the form of notice of exercise properly completed and executed at the office of the Company designated for such purpose. Notwithstanding the above, Rights may not be exercised or exchanged for Common Stock unless and until the holder shall submit to the Company either evidence of compliance with the filing requirements of the HSR Act or a certificate of an officer of the holder to the effect that the acquisition of Common Stock upon exercise of the Rights does not require any filing under the HSR Act.

          If upon any exercise of Rights evidenced hereby the number of Rights exercised shall be less than the total number of Rights evidenced hereby, the Company shall issue to the holder hereof or its registered assignee a new Rights Certificate evidencing the number of Rights not exercised.

          The Rights Agreement provides for automatic exchange of the Rights represented hereby into Class A Common Stock of the Company upon the occurrence of certain events as specified in the Rights Agreement.

          The Rights Agreement provides that upon the occurrence of certain events the number of Rights Shares issuable upon exercise or exchange of the Rights set forth on the face hereof may, subject to certain conditions, be adjusted.

          The holder hereof will have certain registration rights and other rights and obligations with respect to the Rights Shares as provided in the Securities Rights and Restrictions Agreement, dated as of October 19, 1998, by and between the Company and the persons party thereto (the "Rights and
                                                            ----------
Restrictions Agreement").  Copies of the Rights and Restrictions Agreement may
----------------------
be obtained by the holder hereof upon written request to the Company.

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   CONFIDENTIAL
                                                                   ------------

          Rights Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by a legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Rights Agreement, but without payment of any service charge, for another Rights Certificate or Rights Certificates of like tenor and evidencing in the aggregate a like number of Rights.

          Subject to the terms and conditions of the Rights Agreement, upon due presentation for registration of transfer of this Rights Certificate at the office of the Company, a new Rights Certificate or Rights Certificates of like tenor and evidencing in the aggregate a like number of Rights shall be issued to the transferee(s) in exchange for this Rights Certificate, subject to the limitations provided in the Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

          The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Rights Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holder hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Rights nor this Rights Certificate entitles any holder hereof to any rights of a stockholder of the Company, except as specifically provided in the Rights Agreement with respect to dividends and distributions to stockholders.

          IN WITNESS WHEREOF, Micron Technology, Inc. has caused this Rights Certificate to be signed by its Chairman of the Board, Chief Executive Officer, President or a Vice President and by its Secretary or an Assistant Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.


Dated:  October ____, 1998

                              MICRON TECHNOLOGY, INC.

                              By:    ______________________________

                              Name:  ______________________________

                              Title: ______________________________

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   CONFIDENTIAL
                                                                   ------------

                     FORM OF NOTICE OF EXERCISE OR EXCHANGE

              [To Be Executed Upon Exercise or Exchange of Rights]


          The undersigned hereby irrevocably elects to exercise the right, represented by this Rights Certificate, to:

          (Check Applicable Box)

          [_] receive ___________ shares of Class A Common Stock in accordance with the terms hereof.

          [_] receive ___________ shares of Common Stock in accordance with the terms hereof. Evidence of compliance with or exemption from the requirements of the HSR Act must be provided.

          The undersigned requests that a certificate for such shares be registered in the name of _______________, whose address is _______________________________ and that such shares be delivered to
__________________, whose address is _______________________________ .

          If said number of shares is less than all of the shares of Class A Common Stock or Common Stock receivable hereunder, the undersigned requests that a new Rights Certificate representing the remaining balance of such shares be registered in the name of ________________________, whose address is _______________________________, and that such Rights Certificate be delivered to _____________________, whose address is _______________________________.


                              Signature(s):  ________________________

                              NOTE: The above signature(s) must correspond with the name written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatever. If the Rights are held of record by two or more joint owners, all such owners must sign.

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   CONFIDENTIAL
                                                                   ------------


Dated:  _____________________











                                       2

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   CONFIDENTIAL
                                                                   ------------



                               FORM OF ASSIGNMENT


           [To be signed only upon assignment of Rights Certificate]


          FOR VALUE RECEIVED, ____________________ hereby sells, assigns and transfers unto _______________ whose address is _________________________________ and whose social security number or other identifying number is _________________________, the within Rights Certificate, together with all right, title and interest therein and to the Rights represented thereby, and does hereby irrevocably constitute and appoint __________, attorney, to transfer said Rights Certificate on the books of the within-named Company, with full power of substitution in the premises.

                              Signature(s):  ________________________


                              NOTE: The above signature(s) must correspond with the name written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatever. If the Rights are held of record by two or more joint owners, all such owners must sign.

Dated:  _____________________


[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   CONFIDENTIAL
                                                                   ------------


                                   EXHIBIT B

             [Special Conversion Adjustment Illustrative Examples]


      The following are illustrative examples of the manner in which the Special Conversion Adjustments will be applied.

                                      [*]


                                       2

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATEMNT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.